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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934







Date of report (Date of earliest event reported): February 12, 1997
                                                  -----------------

                         TRIATHLON BROADCASTING COMPANY
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              (Exact name of registrant as specified in charter)



          Delaware                      0-26530                 33-0668235
 ---------------------------     --------------------      -------------------
(State or Other Jurisdiction     (Commission File No.)        (IRS Employer
       of Incorporation)                                   Identification No.)


Symphony Towers, 750 B Street, Suite 1920, San Diego, CA               92101
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:  (619) 239-4242
                                                   ---------------------------


                                      N/A
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(Former name or former address, if changed since last report)




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ITEM 8. CHANGE IN FISCAL YEARS.

On February 12, 1997, the Company adopted a fiscal year ending on December 31 of each year instead of its prior fiscal year which ended on March 31. The Company will file Form 10-KSB covering the transition period ending
December 31, 1996.







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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                            TRIATHLON BROADCASTING COMPANY



February 12, 1997                           By: /s/ Jan E. Chason
                                               ----------------------------
                                            Name:  Jan E. Chason
                                            Title: Chief Financial Officer
                                                   and Treasurer